UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification No.)

5300 Bee Caves Road, Bldg. 1, Suite 240, Austin, Texas 78746

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (512) 970-2888

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   □     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Lease Extension

On March 30, 2006, PRE Exploration, LLC (“PRE”), a wholly owned subsidiary of Providence Resources, Inc. (“Company”), acquired 9,989.2 acres of oil and gas leases in Val Verde County, Texas pursuant to an agreement with Global Mineral Solutions, LP (“Global”). Effective December 12, 2008, the terms of the leases were extended pursuant to an Agreement re Oil and Gas Lease with I.W. Carson LLC (“Carson”), the owner of the acreage. On December 22, 2008 PRE acquired from Global an additional 3,352.1 acres of oil and gas leases underlying acreage owned by Carson to hold an aggregate of 13,341.3 acres (“Leases”). On February 29, 2010, PRE entered into an Extension and Amendment Re Oil and Gas Leases with Carson to extend the primary term of the Leases until February 29, 2013 in exchange for $510,000 and an additional $834,130 due on or before June 20, 2010. The extension obligates PRE to drill two additional wells on the Leases. PRE can secure the Leases past February 29, 2013 with continuous development of the acreage.

Assignment

On August 8, 2008, PRE entered into a Prospect Participation and Joint Operating Agreement with Elm Ridge Exploration Company, LLC (“Elm Ridge”) pursuant to which Elm Ridge acquired a 50% working interest in the Leases in exchange for $7,212,800 and a $2,000,000 carried interest in the drilling of two exploratory wells. Effective March 1, 2010, PRE and Elm Ridge executed an Assignment, Bill of Sale and Conveyance that assigns all of Elm Ridge’s right, title and interest in the Leases to PRE, including the leases, wells, rights, and intellectual property, subject to existing royalties, and in accordance with existing agreements with Global.

Item 3.02      Unregistered Sales of Equity Securities

Convertible Notes

On February 23, 2007, the Company entered into a Loan Agreement, as amended by an Amendment to Loan Agreement dated February 29, 2008, with Global Convertible Megatrend Ltd. (“Global”) in the original principal amount of $500,000. Effective February 23, 2010, Global agreed to release and discharge the amount due thereto including accrued interest in exchange for a Convertible Promissory Note in the amount of six hundred and sixty five thousand three hundred and thirty four dollars ($665,334), that bears an interest rate of 8% per annum, is due within five years, is non-dilutable, with the option to convert all or part of the principal and accrued interest into shares of the Company’s common stock at four cents ($0.04) per share at any time prior to maturity. The Convertible Promissory Note was issued in reliance on the exemptions provided by Regulation S of the Securities Act of 1933, as amended (“Securities Act”). No commission was paid in connection with the issuance of the Convertible Promissory Note.

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering the convertible note to one entity that was outside the United States at the time of the offering, and ensuring that the entity for whom the convertible note was issued was a non-U.S. entity with an address in a foreign country.

On February 24, 2010, the Company issued a Convertible Promissory Note to Global for five hundred and ten thousand dollars ($510,000), that bears an interest rate of 8% per annum, is due within five years, grants a carried interest in the Carson 10-1 and Carson 12-1 wells, is non-dilutable, with the option to convert all or part of the principal and accrued interest into shares of the Company’s common stock at four cents ($0.04) per share at any time prior to maturity. The carried interest entitles Global to a five and one tenths percent (5.1%) net revenue interest of the Company’s interest in the Carson 10-1 and Carson 12-1 wells. The Convertible Promissory Note was issued in reliance on the exemptions provided by Regulation S of the Securities Act. No commission was paid in connection with the Convertible Promissory Note.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering the convertible note to one entity who was outside the United States at the time of the offering, and ensuring that the entity for whom the note was executed was a non-U.S. entity with an address in a foreign country.

On March 4, 2008, the Company entered into a Secured Convertible Promissory Note with Global in the original principal amount of $423,188. Effective March 4, 2010, Global agreed to release and discharge the amount due thereto including accrued interest in exchange for a Convertible Promissory Note in the amount of five hundred and thirty thousand eight hundred and forty seven dollars ($530,847), that bears an interest rate of 8% per annum, is due within five years, is non-dilutable, with the option to convert all or part of the principal and accrued interest into shares of common stock of the Company at four cents ($0.04) per share at any time prior to maturity. The Convertible Promissory Note was issued in reliance on the exemptions provided by Regulation S of the Securities Act. No commission was paid in connection with the Convertible Promissory Note.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering the convertible note to one entity who was outside the United States at the time of the offering, and ensuring that the entity for whom the convertible note was issued was a non-U.S. entity with an address in a foreign country.

On March 4, 2008, the Company entered into a Secured Convertible Promissory Notes with FAGEB AG (“FAGEB”) in the principal amount of $496,174. Effective March 4, 2010, FAGEB agreed to release and discharge the amount due thereto including accrued interest in exchange for a Convertible Promissory Note in the amount of six hundred and twenty two thousand four hundred and one dollars ($622,401), that bears an interest rate of 8% per annum, is due within five years, is non-dilutable, with the option to convert all or part of the principal and accrued interest into shares of common stock of the Company at four cents ($0.04) per share at any time prior to maturity. The Convertible Promissory Note was issued in reliance on the exemptions provided by Regulation S of the Securities Act. No commission was paid in connection with the Convertible Promissory Note.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering the convertible note to one entity who was outside the United States at the time of the offering, and ensuring that the entity for whom the convertible note was executed was a non-U.S. entity with an address in a foreign country.

ITEM 9.01     Financial Statements and Exhibits

(c)      The following exhibits are filed herewith:

Exhibit No.     Description

10 (i)          Extension and Amendment Re Oil and Gas Leases with I.W. Carson LLC, dated February 29, 2010.

10 (ii)          Assignment, Bill of Sale and Conveyance with Elm Ridge dated March 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Providence Resources                                   Date

By: /s/ Gilbert Burciaga                                   March 18, 2010

Name: Gilbert Burciaga

Title: Chief Executive Officer, Chief Financial Officer, and Director